UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) June 25, 2009
                                                          -------------

                       SPECTRUM GROUP INTERNATIONAL, INC.
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                   1-11988                    22-2365834
           --------                   -------                    ----------
(State or other jurisdiction of  Commission file number)      (I.R.S. employer
incorporation or organization)                               identification no.)

                                   18061 Fitch
                                Irvine, CA 92614
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (949) 955-1250
                                 --------------
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 25, 2009, the Board of Directors (the "Board") of Spectrum Group International, Inc. (the "Company") approved an amendment to the terms of the Company's employment contract with Carol Meltzer, Chief Administrative Officer, General Counsel and Executive Vice President of the Company, providing for a one-year extension of the contract's termination date, to June 30, 2010; an increase of Ms. Meltzer's base salary to $325,000 per annum; the elimination of any guaranteed bonus for the fiscal year ending June 30, 2010; and the issuance to Ms. Meltzer of 50,000 shares of restricted stock, vesting on June 30, 2010 (subject to earlier vesting in specified circumstances). The amendment is effective as of July 1, 2009.

Item 8.01.     Other Events.

On June 25, 2009, the Board of the Company, upon the recommendation of its Nominating and Corporate Governance Committee and after consultation with an outside compensation consulting firm, revised the Company's compensation policy for outside members of the Board (each, an "Outside Director" and collectively, the "Outside Directors") as follows:

     1. Each Outside Director will receive a cash retainer of $31,000 and equity having a value of $38,000.
     2. The Outside Directors will not be paid meeting fees for the first six Board meetings occurring during a particular year, but will be paid a meeting fee of $1,000 in cash for each additional Board meeting attended during that year.*
     3. Each Outside Director serving on a committee of the Board will receive a cash retainer of $5,000.
     4. Each Outside Director serving as the chairman of a committee of the Board will receive an additional $5,000 in cash.
     5. Each Outside Director will receive a meeting fee of $1,000 in cash for each committee meeting attended.*
     6.   The new policy will be effective as of July 1, 2009.

In addition, the Board also implemented a policy of rotating committee chairmen once every three years.

* In calculating the amount of meeting fees, the following shall apply:
     o 100% of the regular fee shall be payable for in-person meetings regularly scheduled and specially called by the chairman at which business is transacted or discussed and minutes are taken.
     o 50% of the regular fee shall be payable for regularly scheduled and specially called mandatory telephonic meetings at which business is transacted or discussed and minutes are taken, provided that 100% of the regular fee shall be payable for any such telephonic meeting that exceeds one hour.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 1, 2009

                                        SPECTRUM GROUP INTERNATIONAL, INC.


                                        By: /s/ Thor Gjerdrum
                                            -----------------
                                        Name:  Thor Gjerdrum
                                        Title: Executive Vice President and
                                               Chief Financial Officer